SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

_______________________

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. employer Identification No.)

131 Clarendon Street, Boston Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

                                           (617) 425-4600

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, Brookline Bank, the wholly-owned subsidiary of Brookline Bancorp, Inc., held 84.07% of its subsidiary, Eastern Funding LLC (“Eastern Funding”). On January 4, 2019, Brookline Bank purchased the remaining 15.93% interest in Eastern Funding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date: January 4, 2019	By:	/s/ Michael W. McCurdy
Chief Risk Officer, General Counsel and Secretary